SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.   20549


                       FORM 8-K

                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April
27, 1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of April 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1995-S4)


                 Residential Funding Mortgage Securities
I, Inc.
(Exact name of registrant as specified in its charter)

     DELAWARE       33-54227       75-2006294
(State or Other    (Commission   (I.R.S. Employer
 jurisdiction)     File Number)  Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000







Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of April 1, 1995 among Residential Funding Mortgage
Securities I, Inc. as seller, Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee.



                      SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES
                              I, INC.


                              By:
                              Name:Jill M. Davis
                              Title:Vice President


Dated:  April 27, 1995




                      SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING
                              MORTGAGE SECURITIES
                              I, INC.


                              By:   /s/ Jill M. Davis
                              Name:Jill M. Davis
                              Title:Vice President


Dated:  April 27, 1995



                       EXHIBITS